Exhibit 99.1

Final Execution Copy

SETTLEMENT AGREEMENT

This Settlement Agreement, dated as of June 27, 2013 (this “Agreement”), is by and among International Game Technology (the “Company”) and Ader Investment Management LP, Ader Long/Short Fund LP, Doha Partners I LP, Ader Fund Management LLC, Ader Investment Management LLC, Jason N. Ader, Raymond J. Brooks, Jr., Charles N. Mathewson, Daniel B. Silvers, Laura T. Conover-Ferchak, Andrew P. Nelson, and Richard H. Pickup (collectively, the “Ader Group,” and individually a “member” of the Ader Group).

WHEREAS, certain members of the Ader Group collectively own, beneficially and/or of record, an aggregate of 6,597,176 shares of common stock, par value $0.00015625 per share (the “Common Stock”), of the Company, as set forth on Schedule 1 attached hereto;

WHEREAS, the Ader Group (i) nominated certain individuals for election to the Board of Directors of the Company (the “Board”) at the Company’s 2013 annual meeting of stockholders (the “2013 Annual Meeting”), (ii) filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) relating to the solicitation of proxies for the 2013 Annual Meeting and (iii) engaged in a solicitation of proxies from the Company’s stockholders in connection with the 2013 Annual Meeting; and

WHEREAS, each of the Company and the Ader Group has determined that it is in its respective best interests to enter into this Agreement.

NOW THEREFORE, in consideration of and reliance upon the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto severally agree as follows:

1.

Fees and Expenses. The Company shall reimburse the Ader Group for documented out-of-pocket costs, fees and expenses incurred by the Ader Group prior to the execution and delivery of this Agreement in connection with its efforts and actions to replace certain members of the Board, including, without limitation, the Ader Group’s preparation of a preliminary proxy statement, definitive proxy statement and other soliciting materials and its solicitation of proxies for the 2013 Annual Meeting (all such efforts and actions, the “Proxy Contest”). In no event shall the costs, fees and expenses to be paid or reimbursed by the Company exceed $2,500,000 (the “Settlement Amount”). Except as provided in this Section, neither the Company, on the one hand, nor the Ader Group, on the other hand, will be responsible for any costs, fees or expenses of the other in connection with this Agreement or in connection with the proxy solicitation relating to the 2013 Annual Meeting and related matters. The Company shall pay the Settlement Amount by wire transfer of immediately available funds to the account directed by the Ader Group within three business days following the delivery of the account information and the documentation evidencing an amount of out-of-pocket expenses up to or equal to the Settlement Amount.

2.

Standstill. As used in this Agreement, “Standstill Period” means the period commencing on the date hereof and ending on the fourth anniversary thereof. During the Standstill Period, each member of the Ader Group shall not take any of the following actions, directly or indirectly (provided that nothing herein shall be deemed to prohibit or restrict any party from voting his, her or its Voting Securities on any matter as he, she or it sees fit, or from disposing of his, her or its Voting Securities as he, she or it sees fit, including without limitation in connection with a third party tender offer):

a)

solicit proxies or written consents of the Company’s stockholders or any other person with the right to vote or power to give or withhold consent in respect of any Voting Securities (as defined below), or conduct, encourage, participate or engage in any other type of referendum (binding or non-binding) with respect to, or from the holders of the Voting Securities or any other person with the right to vote or power to give or withhold consent in respect of the Voting Securities, make, or in any way participate or engage in, any “solicitation” of any proxy, consent or other authority to vote any Voting Securities or make any stockholder proposal (whether pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise) with respect to any matter, or become a participant in any contested solicitation with respect to the Company, including without limitation relating to the removal or the election of directors;

b)

form or join in a partnership, limited partnership, syndicate, entity or other group, including without limitation a group as defined under Section 13(d) of the Exchange Act, with respect to the Voting Securities (other than among themselves), or otherwise directly or indirectly support or participate in any effort by a third party with respect to any of the matters prohibited by clause (a) above;

c)

without the prior approval of the Board contained in a written resolution of the Board, (x) either directly or indirectly for itself or its affiliates, or in conjunction with any other person or entity, effect or seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, or (y) in any way knowingly support, assist or facilitate any other person to effect or seek, offer or propose to effect, or cause, any (i) tender offer or exchange offer, merger, acquisition or other business combination involving the Company or any of its subsidiaries or affiliates; (ii) form of business combination or acquisition or other transaction relating to a material amount of assets or securities of the Company or any of its subsidiaries or affiliates or (iii) form of restructuring, recapitalization or similar transaction with respect to the Company or any of its subsidiaries or affiliates; or

d)

without the prior approval of the Board contained in a written resolution of the Board, as a result of acquiring beneficial ownership of any Voting Securities of the Company, become a beneficial owner (either individually or as part of any group as defined under Section 13(d) under the Exchange Act) of any Voting Securities of the Company which would be deemed under Rule 13d-3(c) promulgated under the Exchange Act to constitute a number of shares of Common Stock in excess of 5% of the issued and outstanding shares of Common Stock of the Company. The term “Voting Securities” as used herein shall mean the Common Stock and any other securities of the Company entitled to vote in the election of directors, or securities convertible into, or exercisable or exchangeable for, Common Stock or other securities, whether or not subject to the passage of time or other contingencies. The term “beneficial owner” as used herein shall have the meaning given to such term in Rule 13d-3 promulgated under the Exchange Act.

3.	Non-Disparagement.

a)

Each member of the Ader Group hereby covenants and agrees, during the Standstill Period, not to make, or cause to be made, any statement or announcement that relates to or constitutes an ad hominem attack on, or relates to or otherwise disparages, the Company or its officers, directors or employees, or any person who serves as an officer, director or employee of the Company on or following the date of this Agreement, (i) in any document or report filed with or furnished to the SEC or any other governmental agency, (ii) in any press release, other publicly available format or website or social media posting, (iii) to any analyst, journalist or member of the media (including without limitation, in a television, radio, newspaper, magazine or internet interview) or (iv) in any other public forum (other than pursuant to compelled testimony, whether by legal process, subpoena or similar means).

b)

The Company hereby covenants and agrees, during the Standstill Period, not to make, or cause to be made, and that its directors shall not make, any statement or announcement that relates to or constitutes an ad hominem attack on, or relates to or otherwise disparages, the members of the Ader Group or their respective officers, directors or employees, or any person who serves as an officer, director or employee of any member of the Ader Group on or following the date of this Agreement, (i) in any document or report filed with or furnished to the SEC or any other governmental agency, (ii) in any press release, other publicly available format or website or social media posting, (iii) to any analyst, journalist or member of the media (including without limitation, in a television, radio, newspaper, magazine or internet interview) or (iv) in any other public forum (other than pursuant to compelled testimony, whether by legal process, subpoena or similar means).

c)

Each of the Ader Group and the Company stands by its respective various points of view expressed during the course of the Proxy Contest. The Ader Group acknowledges that it strongly supports the Company’s current direction and recognizes the significant contributions under the leadership of Patti Hart, her management team and the Board of Directors to advance the Company’s business, strategy and corporate governance practices. In addition, the Company acknowledges that Charles Mathewson was instrumental in driving the Company’s leading market share and creating significant shareholder value, during a dynamic growth phase for the Company and the industry.

4.

Public Statements. The Company intends to promptly file with the SEC a Current Report on Form 8-K (the “Company 8-K”) to disclose this Agreement and to file a copy of this Agreement as an exhibit. The form of the Company 8-K disclosure is set forth in Schedule 2 attached hereto. Further, the Company and Mr. Ader hereby covenant and agree to issue a joint press release in the form set forth in Schedule 3 attached hereto (the “Joint Press Release”) as soon as practicable after the date hereof. The Company and each member of the Ader Group agrees that it shall not make any public announcement or statement that is inconsistent with or contrary to the statements contained in the Company 8-K and/or the Joint Press Release, except as required by law or with the prior written consent of Mr. Ader or the Company, as applicable.

5.

Ader Group Release. Each member of the Ader Group, on behalf of itself and its agents, officers, directors, partners, members, managers, trustees, beneficiaries, successors, predecessors, subsidiaries, principals and controlled affiliates, and the respective heirs and estates of all of the foregoing, as applicable (the “Ader Releasors”), hereby do release and forever discharge, and covenant not to sue or take any steps to further any claim, action or proceeding against, the Company and its successors, affiliates, subsidiaries, predecessors, officers, directors, partners, trustees, beneficiaries, employees, agents, representatives, attorneys and any other advisors or consultants, and the respective heirs and estates of all of the foregoing, as applicable (the “Company Releasees”), and each of them, from and in respect of any and all claims and causes of action, whether based on any federal, state or foreign law or right of action, direct, indirect or representative in nature, foreseen or unforeseen, matured or unmatured, known or unknown, which all or any of the Ader Releasors have, had or may have against the Company Releasees, or any of them, of any kind, nature or type whatsoever, in connection with the Proxy Contest, except that the foregoing release does not release any rights and duties under this Agreement or any claims the Ader Releasors may have for the breach of any provisions of this Agreement. For the avoidance of doubt, nothing in this Agreement shall be deemed to be a release by Mr. Silvers of any rights that Mr. Silvers may have in his capacity as a director of the Company (including, without limitation, his rights as a director to any indemnification or compensation).

6.

Company Release. The Company, on behalf of itself and its agents, officers, directors, trustees, beneficiaries, successors, predecessors, subsidiaries and controlled affiliates, and the respective heirs and estates of all of the foregoing, as applicable (the “Company Releasors”), hereby do release and forever discharge, and covenant not to sue or take any steps to further any claim, action or proceeding against, the members of the Ader Group and their respective successors, affiliates, subsidiaries, predecessors, officers, directors, partners, members, managers, principals, trustees, beneficiaries, employees, agents, representatives, attorneys and any other advisors or consultants, and the respective heirs and estates of all of the foregoing, as applicable (the “Ader Releasees”), and each of them, from and in respect of any and all claims and causes of action, whether based on any federal, state or foreign law or right of action, direct, indirect or representative in nature, foreseen or unforeseen, matured or unmatured, known or unknown, which all or any of the Company Releasors have, had or may have against the Ader Releasees, or any of them, of any kind, nature or type whatsoever, in connection with the Proxy Contest, except that the foregoing release does not release any rights and duties under this Agreement or any claims the Company Releasors may have for the breach of any provisions of this Agreement.

7.

Mr. Daniel B. Silvers. All parties acknowledge that Mr. Silvers is executing this Agreement solely in his individual capacity, and specifically, not in his capacity as a director of the Company. For the avoidance of doubt, nothing in this Agreement is intended to restrict Mr. Silvers’ compliance with his fiduciary duties to the Company as a director.

8.	Representations and Warranties.

a)

Each member of the Ader Group represents and warrants to the Company that (i) he, she or it (together with any affiliates or related entities or parties) is the record and beneficial owner of the shares set forth opposite such member’s name on Schedule 1, (ii) such member has all requisite power and authority to execute, deliver and perform this Agreement, (iii) this Agreement constitutes a valid and binding obligation of such member, enforceable in accordance with its terms and (iv) no consent, approval, waiver, authorization or filing, which has not already been obtained or is otherwise contemplated by this Agreement, is necessary for the execution, delivery and performance by such member of this Agreement.

b)

The Company hereby represents and warrants to the Ader Group that (i) it has all requisite power and authority to execute, deliver and perform this Agreement, (ii) this Agreement constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms and (iii) no consent, approval, waiver, authorization or filing, which has not already been obtained or is otherwise contemplated by this Agreement, is necessary for the execution, delivery and performance by the Company of this Agreement.

9.

Miscellaneous. The parties hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the federal courts in or state courts of the State of Nevada, in addition to any other remedy to which they are entitled at law or in equity. Furthermore, each of the parties hereto (a) consents to submit itself to the personal jurisdiction of the federal courts in or state courts of the State of Nevada in the event any dispute arises out of this Agreement or the transactions contemplated by this Agreement, (b) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, (c) agrees that it shall not bring any action relating to this Agreement or the transactions contemplated by this Agreement in any court other than the federal courts in or state courts of the State of Nevada, and each of the parties irrevocably waives the right to trial by jury, (d) agrees to waive any bonding requirement under any applicable law, in the case any other party seeks to enforce the terms hereof by way of equitable relief, and (e) irrevocably consents to service of process by a reputable overnight mail delivery service, signature requested, to the address of such party’s principal place of business or as otherwise provided by applicable law. In the event of any litigation asserting an alleged breach of this Agreement, the prevailing party shall be entitled to an award of reasonable attorneys’ fees and expenses. This Agreement shall be governed in all respects, including without limitation, validity, interpretation and effect, by the laws of the State of Nevada applicable to contracts executed and to be performed wholly within such state without giving effect to the choice of law principles of such state.

10.

No Waiver. Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

11.

Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and may be amended only by an agreement in writing executed by the parties hereto.

12.

Notices. All notices, consents, requests, instructions, approvals and other communications provided for herein and all legal process in regard hereto shall be in writing and shall be deemed validly given, made or served, if (a) given by email, when such email is sent and the appropriate confirmation is received or (b) if given by any other means, when actually received during normal business hours at the address specified in this subsection:

a)	if to the Company:

International Game Technology

6355 South Buffalo Drive

Las Vegas, Nevada 89113

Attention: Paul C. Gracey, Jr.

with a copy to:

Sidley Austin LLP

One South Dearborn

Chicago, Illinois 60603

Attention: Thomas A. Cole

   Paul L. Choi

b)	if to the Ader Group (other than Mr. Silvers):

Ader Investment Management LLC

1370 Avenue of the Americas, 28th Fl.

New York, NY 10019

Attention: Jason Ader

with a copy to:

Sadis & Goldberg LLP
551 Fifth Avenue, 21st Floor

New York, NY 10176

Attention: Ron Geffner

Paul Fasciano

c)	if to Mr. Silvers:

Mr. Daniel Silvers

1370 Avenue of the Americas, 28th Fl.

New York, NY 10019

13.

Severability. If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality, voidness or unenforceability of such provision shall have no effect upon the legality, validity or enforceability of any other provision of this Agreement.

14.	Counterparts. This Agreement may be executed in two or more counterparts, which together shall constitute a single agreement.

15.	Successors and Assigns. All the terms and provisions of this Agreement shall inure to the benefit of, and shall be enforceable by, the successors and assigns of each of the parties hereto.

16.	No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and is not enforceable by any other persons, except as otherwise provided in Sections 3, 5, 6 and 15.

17.

Interpretation and Construction. Each of the parties hereto acknowledges that it has been represented by counsel of its choice throughout all negotiations that have preceded the execution of this Agreement, and that it has executed the same with the advice of said independent counsel. Each party and its counsel cooperated and participated in the drafting and preparation of this Agreement and the documents referred to herein, and any and all drafts relating thereto exchanged among the parties shall be deemed the work product of all of the parties and may not be construed against any party by reason of its drafting or preparation. Accordingly, any rule of law or any legal decision that would require interpretation of any ambiguities in this Agreement against any party that drafted or prepared it is of no application and is hereby expressly waived by each of the parties hereto, and any controversy over interpretations of this Agreement shall be decided without regards to events of drafting or preparation. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

18.

Several Obligations. The respective obligations of the individual members of the Ader Group shall be several, not joint, obligations and, accordingly, no member of the Ader Group shall be liable for the breach of any provision hereof by any other member of the Ader Group; provided that Mr. Ader, Ader Investment Management LP, Ader Fund Management LLC and Ader Investment Management LLC shall collectively be considered a single party for this purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

COMPANY:

INTERNATIONAL GAME TECHNOLOGY

By: /s/ Paul C. Gracey, Jr.
Name: Paul C. Gracey, Jr.
Title: General Counsel and Secretary

ADER GROUP:

ADER INVESTMENT MANAGEMENT LP

By: /s/ Jason N. Ader
Name: Jason N. Ader
Title: Authorized Signatory

ADER LONG/SHORT FUND LP

By: /s/ Jason N. Ader
Name: Jason N. Ader
Title: Authorized Signatory

DOHA PARTNERS I LP

By: /s/ Jason N. Ader
Name: Jason N. Ader
Title: Authorized Signatory

ADER FUND MANAGEMENT LLC

By: /s/ Jason N. Ader
Name: Jason N. Ader
Title: Authorized Signatory

Signature Page to Settlement Agreement

ADER INVESTMENT MANAGEMENT LLC

By: /s/ Jason N. Ader
Name: Jason N. Ader
Title: Authorized Signatory

/s/ Jason N. Ader
JASON N. ADER

/s/ Raymond J. Brooks, Jr.
RAYMOND J. BROOKS, JR.

/s/ Charles N. Mathewson
CHARLES N. MATHEWSON

/s/ Daniel B. Silvers
DANIEL B. SILVERS

/s/ Laura T. Conover-Ferchak
LAURA T. CONOVER-FERCHAK

/s/ Andrew P. Nelson
ANDREW P. NELSON

/s/ Richard H. Pickup
RICHARD H. PICKUP

Signature Page to Settlement Agreement

Schedule 1

Number of Shares Beneficially Owned[1,2]

Ader Investment Management LP (“AIM”)	438,859[3]
Ader Long/Short Fund LP (“Fund I”)	654,655[4]
Doha Partners I LP (“Fund II”)	97,800
Ader Fund Management LLC (the “GP”)	See General Notes.
Ader Investment Management LLC (the “MM”)	See General Notes.
Jason N. Ader	See General Notes.
Raymond J. Brooks, Jr.	0
Charles N. Mathewson	352,145[5]
Daniel B. Silvers	43,423[6]
Laura T. Conover-Ferchak	2,229
Andrew P. Nelson	8,065
Richard H. Pickup	5,000,000[7]

TOTAL	6,597,176

General Notes

●

The above chart indicates direct beneficial ownership, without duplication of shares. The general partner of AIM and each of Fund I and Fund II is the GP. By virtue thereof, the GP is deemed to have beneficial ownership of the shares beneficially owned by AIM and each of Fund I and Fund II. The managing member of the GP is the MM. By virtue thereof, the MM is deemed to have beneficial ownership of the shares beneficially owned by the GP. The sole member and controlling person of the MM is Mr. Ader. By virtue thereof, Mr. Ader is deemed to have beneficial ownership of the shares beneficially owned by the MM.

●

An aggregate of 8,862 of the above shares beneficially owned by Mr. Silvers, Mr. Nelson and Ms. Conover are held through the Ader Fund Management LLC 401(k) Plan. Mr. Ader is the Trustee of such plan, but does not have voting or dispositive power over these 8,862 shares.

_________________________

1  Shares held of record are indicated in footnotes.

2  See also “General Notes.”

3  These shares are held in accounts over which AIM has discretionary investment authority. 300,000 of these shares are in an account of an affiliate of Mr. Mathewson. 62,500 of these shares are underlying call options that are currently exercisable.

4  1,000 of these shares are held of record.

5  These shares are held through an affiliated entity. 80,416 of these shares are held of record. Does not include 300,000 shares which are held in an account over which AIM has discretionary investment authority.

6  Excludes any vested or unvested Restricted Stock Units granted as compensation for service as a director.

7  Held through various affiliated entities.

●

An aggregate of 8,862 of the above shares beneficially owned by Mr. Silvers, Mr. Nelson and Ms. Conover are held through the Ader Fund Management LLC 401(k) Plan. Mr. Ader is the Trustee of such plan, but does not have voting or dispositive power over these 8,862 shares.

Schedule 2

Form of Company 8-K Disclosure

On June 27, 2013, International Game Technology (the “Company”) entered into a settlement agreement (the “Settlement Agreement”) with Ader Investment Management LP, Ader Long/Short Fund LP, Doha Partners I LP, Ader Fund Management LLC, Ader Investment Management LLC, Jason N. Ader, Raymond J. Brooks, Jr., Charles N. Mathewson, Daniel B. Silvers, Laura T. Conover-Ferchak, Andrew P. Nelson, and Richard H. Pickup (collectively, the “Ader Group,” and individually a “member” of the Ader Group) relating to the Ader Group’s solicitation of proxies from the Company’s stockholders in connection with the Company’s 2013 annual meeting of stockholders (the “Proxy Contest”).

Pursuant to the Settlement Agreement, the members of the Ader Group have agreed to observe certain standstill provisions during the period beginning on the date of the Settlement Agreement and ending on the fourth anniversary thereof. The standstill provisions provide, among other things, that the members of the Ader Group will not:

■

in any way participate or engage in any solicitation of any proxy, consent or other authority to vote any Voting Securities (as such term is defined in the Settlement Agreement), or any other type of referendum with respect to the Voting Securities; or make any stockholder proposal with respect to any matter; or become a participant in any contested solicitation with respect to the Company;

■

form or join in a partnership, limited partnership, syndicate, entity or other group (other than among themselves), or otherwise directly or indirectly support or participate in any effort by a third party with respect to any matters prohibited above;

■

without the prior approval of the Board contained in a written resolution of the Board, take certain actions with respect to any (i) tender offer or exchange offer, merger, acquisition or other business combination involving the Company or any of its subsidiaries or affiliates; (ii) form of business combination or acquisition or other transaction relating to a material amount of assets or securities of the Company or any of its subsidiaries or affiliates; or (iii) form of restructuring, recapitalization or similar transaction with respect to the Company or any of its subsidiaries or affiliates; and

■

without the prior approval of the Board contained in a written resolution of the Board, collectively beneficially own more than 5% of the Voting Securities of the Company as a result of acquiring beneficial ownership of any Voting Securities of the Company.

The Ader Group and the Company have agreed to a mutual release of claims in connection with, relating to or resulting from the Proxy Contest. They have also entered into mutual non-disparagement agreements.

The Company has agreed to reimburse the Ader Group for its documented out-of-pocket costs, fees and expenses incurred in connection with the Proxy Contest, up to a maximum amount of $2.5 million.

Schedule 3

Form of Joint Press Release

International Game Technology and the Ader Group Announce Settlement

LAS VEGAS and NEW YORK – June 27, 2013 – International Game Technology (NYSE: IGT) (the “Company”), a global leader in casino gaming entertainment and systems technology, and the Ader Group today announced that they have reached an agreement (the “Agreement”) in connection with the proxy contest related to IGT’s 2013 annual meeting of shareholders (the “Proxy Contest”).

Pursuant to the Agreement, the members of the Ader Group have agreed to observe certain standstill provisions for four years. In addition, the Ader Group and the Company have agreed to a mutual release of claims in connection with, relating to or resulting from the Proxy Contest. The Company has agreed to reimburse the Ader Group for its documented out-of-pocket costs, fees and expenses incurred in connection with the Proxy Contest, up to a maximum amount of $2.5 million.

The Ader Group noted that it strongly supports IGT’s current direction and recognizes the significant contributions under the leadership of Patti Hart, her management team and the Board of Directors to advance the Company’s business, strategy and corporate governance practices.  In addition, the Company acknowledges that Charles Mathewson was instrumental in driving IGT’s leading market share and creating significant shareholder value, during a dynamic growth phase for the Company and the industry.

About IGT

International Game Technology (NYSE: IGT) is a global leader in casino gaming entertainment and continues to transform the industry by translating casino player experiences to social, mobile and interactive environments for regulated markets around the world. IGT’s recent acquisition of DoubleDown Interactive provides engaging social casino style entertainment to more than 6 million players monthly. More information about IGT is available at IGT.com or connect with IGT at @IGTNews or facebook.com/IGT. Anyone can play at the DoubleDown Casino by visiting http://apps.facebook.com/doubledowncasino or doubledowncasino.com.

About Ader Investment Management LP

Ader Investment Management LP is a Delaware limited partnership that was founded in 2003. Ader Investment Management LP is an SEC-registered investment adviser with its principal place of business located in New York, New York. Ader Investment Management LP began conducting business in 2003, under the name of Hayground Cove Associates LP. In June 2011, Hayground Cove Associates LP changed its name to Ader Investment Management LP. Mr. Jason Ader is the sole principal of the firm, and is also the managing member and sole principal of the firm’s general partner, Ader Fund Management LLC.